================================================================================
                                                                     Exhibit 4.2



                     Terra Nova Insurance (UK) Holdings plc

                           7.2% Senior Notes Due 2007

                                 Guaranteed by

                       Terra Nova (Bermuda) Holdings Ltd.


                           __________________________


                         DEPOSIT AND CUSTODY AGREEMENT


                          Dated as of August 26, 1997


                           __________________________



================================================================================

                               Table of Contents


                                                                           Page
                                                                           ----
ARTICLE I        Definitions
SECTION 1.01.    Definitions..............................................  1
SECTION 1.02.    Other Terms..............................................  2

ARTICLE II       Form of Receipt, Deposit of Global Notes, Execution
                 and Delivery, Transfer and Exchange for Definitive Notes
SECTION 2.01.    Deposit of Global Notes..................................  3
SECTION 2.02.    Execution and Delivery of Global Receipt.................  3
SECTION 2.03.    Book-entry System........................................  6
SECTION 2.04.    Transfer of Global Receipts..............................  6
SECTION 2.05.    Issuance of Definitive Notes In Respect of
                 the Senior Notes.........................................  7
SECTION 2.06.    Transfer of Global Note..................................  8
SECTION 2.07.    Replacement of Global Receipts; Mutilated,
                 Destroyed, Lost or Stolen Global Receipt.................  9

ARTICLE III      The Global Notes
SECTION 3.01.    Payments in Respect of the Global Note...................  9
SECTION 3.02.    Redemption or Repurchase................................. 10
SECTION 3.03.    Record Date.............................................. 10
SECTION 3.04.    Action in Respect of Global Note......................... 11
SECTION 3.05.    Changes Affecting Global Note............................ 11
SECTION 3.06.    Surrender of Global Receipt.............................. 11
SECTION 3.07.    Reports.................................................. 11

ARTICLE IV       The Custodian and the Depositary
SECTION 4.01.    Prevention or Delay in Performance by the
                 Custodian and the Depositary............................. 12
SECTION 4.02.    Compliance with Letter of Representations................ 12
SECTION 4.03.    Event of Default or Default.............................. 12
SECTION 4.04.    Charges of Custodian and Depositary...................... 13
SECTION 4.05.    Duties and Liabilities of Custodian and Depositary....... 13
SECTION 4.06.    Resignation or Removal of Depositary or Custodian........ 13
SECTION 4.07.    Obligations of the Depositary and the Custodian.......... 14
SECTION 4.08.    Taxes.................................................... 16
SECTION 4.09.    Indemnification.......................................... 16

                                                                          Page
                                                                          ----
ARTICLE V        Amendment and Termination
SECTION 5.01.    Amendment................................................ 18
SECTION 5.02.    Termination.............................................. 18

ARTICLE VI       Miscellaneous
SECTION 6.01.    Governing Laws........................................... 19
SECTION 6.02.    Assignment............................................... 19
SECTION 6.03.    Counterparts............................................. 19
SECTION 6.04.    Severability............................................. 19
SECTION 6.05.    Notices.................................................. 19
SECTION 6.06.    Section Headings......................................... 21
SECTION 6.07.    Third Party Beneficiaries................................ 21


Exhibit A  -  Form of Restricted Global Receipt
Exhibit B  -  Form of Regulation S Global Receipt
Exhibit C  -  Form of Exchange Note Global  Receipt

                                                                     EXHIBIT 4.2

                         DEPOSIT AND CUSTODY AGREEMENT


          Deposit and Custody Agreement, dated as of August 26, 1997, among The Chase Manhattan Bank, as depositary (the "Depositary"), Chase Manhattan Bank Luxembourg S.A., as custodian (the "Custodian"), The Chase Manhattan Bank, as trustee (the "Trustee"), Terra Nova Insurance (UK) Holdings plc (the "Issuer") and Terra Nova (Bermuda) Holdings Ltd. ("Bermuda Holdings").


                                   ARTICLE I

                                  Definitions

          SECTION 1.0  Definitions.  For all purposes of this Agreement, except
                       -----------
as otherwise provided herein, the following terms have the following meanings:

          "Beneficial Owner" shall mean any person holding any Book-Entry Interest other than the Holder; it being understood that the term "Beneficial Owner" shall not include any agent or financial intermediary holding an interest in a Global Note solely to the extent such interest is held for or on behalf of any Beneficial Owner.

          "Book-Entry Interest" shall mean any beneficial interest in a Global Note.

          "Corporate Trust Office" shall mean the principal office of the Depositary at which at any particular time its corporate trust business shall be administered, which office at the date of original execution of this Deposit and Custody Agreement is located at 450 West 33rd Street, 15th Floor, New York, New York 10001.

          "Definitive Senior Notes" shall mean any Senior Notes issued under the Indenture, substantially in the form of Exhibit C to the Indenture.

          "Deposit and Custody Agreement" shall mean this Agreement, as the same may be amended from time to time in accordance with the provisions hereof.

          "DTC" shall mean The Depository Trust Company.

          "Exchange Act" shall mean the United States Securities and Exchange Act of 1934, as from time to time amended.

          "Exchange Note Global Receipt" means the global receipt representing beneficial ownership of 100% of the principal amount of the Exchange Notes substantially in the form of Exhibit C to the Agreement.

          "Global Notes" shall mean, collectively, the Regulation S Global Note and the Restricted Global Note (as defined in the Indenture), each in bearer form, substantially in the form of Exhibits A and B to the Indenture and the global note in bearer form representing the Exchange Notes (as defined in the Indenture).

          "Global Receipts" shall mean, collectively, the Restricted Global Receipt, the Regulation S Global Receipt (each as defined in the Indenture), and the Exchange Note Global Receipt.

          "Holder" shall mean the person in whose name a Global Receipt is registered on the Register and shall initially be Cede & Co. as the nominee of DTC or such other nominee as DTC shall designate.

          "Indenture" shall mean the Indenture, dated as of August 26, 1997, among the Issuer, Bermuda Holdings, as Guarantor of the Senior Notes, and the Trustee, as trustee.

          "Letter of Representations" shall mean the Letter of Representations to DTC dated August 26, 1997 from the Issuer and the Depositary.

          "Register" shall mean the Register maintained by the Depositary hereunder in which any permitted transfer of a Global Receipt shall be registered.

          "Securities Act" shall mean the United States Securities Act of 1933, as from time to time amended.

          "Senior Notes" shall mean the 7.2% Senior Notes due 2007 of the Issuer, issued under the Indenture.

          SECTION 1.02.  Other Terms.  Terms which are not otherwise defined
                         -----------
herein have the meanings given to them in the Indenture.

                                  ARTICLE II

                   Form of Receipt, Deposit of Global Notes,
                     Execution and Delivery, Transfer and
                         Exchange for Definitive Notes

          SECTION 2.01.  Deposit of Global Notes.  The Custodian hereby agrees
                         -----------------------
to accept custody of the Global Notes from the Trustee as instructed by the Issuer and to act as custodian thereof on behalf of the Depositary in accordance with the terms of this Deposit and Custody Agreement. The Custodian agrees to hold the Global Notes at such place or places as the Depositary shall determine with the consent of the Issuer.

          SECTION 2.02.  Execution and Delivery of Global Receipt.  (a)  Upon
                         -------------------------------- -------
deposit of each Global Note with the Custodian, the Depositary shall execute and deliver to DTC a Global Receipt registered in the name of DTC's nominee, Cede & Co. Such Global Receipt shall represent beneficial ownership of 100% of the principal amount from time to time of the underlying Global Note. No person shall be required to account to the Depositary or the Custodian for the proceeds of the sale of interests in a Global Receipt representing a Global Note.

          (b) Upon deposit of the global note representing the Exchange Notes (as defined in the Indenture), the Depository shall execute and deliver to DTC the Exchange Note Global Receipt upon surrender by DTC to the Depository of the Restricted Global Receipt and the Regulation S Global Receipt for cancellation (if the underlying Global Notes have all been exchanged for Exchange Notes) or appropriate adjustment to reflect the remaining principal amount of the underlying Global Notes (if less than all of the underlying Global Notes have been so exchanged).


          (c)  Each Global Receipt shall bear the following legend:

          UNLESS THIS GLOBAL RECEIPT IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION, TO THE DEPOSITARY UNDER THE DEPOSIT AND CUSTODY AGREEMENT DATED AS OF AUGUST 26, 1997 AMONG THE CHASE MANHATTAN BANK, AS DEPOSITARY, CHASE MANHATTAN BANK LUXEMBOURG S.A.,

          AS CUSTODIAN, THE CHASE MANHATTAN BANK, AS TRUSTEE, TERRA NOVA INSURANCE (UK) HOLDINGS PLC, AND TERRA NOVA (BERMUDA) HOLDINGS LTD FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY GLOBAL RECEIPT ISSUED IS REGISTERED IN THE NAME CEDE & CO., OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, AND ANY PAYMENT IS MADE TO CEDE & CO. OR SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL IN AS MUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

          (d)  The Restricted Global Receipt shall bear the following legend:

          THIS GLOBAL RECEIPT HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF U.S. PERSONS EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) OR (B) IT IS NOT A U.S. PERSON AND IS ACQUIRING ITS INTEREST IN THIS GLOBAL RECEIPT IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH REGULATION S UNDER THE SECURITIES ACT, (2) AGREES THAT IT WILL NOT RESELL OR OTHERWISE TRANSFER ITS INTEREST IN THIS GLOBAL RECEIPT EXCEPT, (A) TO BERMUDA HOLDINGS OR ANY SUBSIDIARY THEREOF, (B) INSIDE THE UNITED STATES TO A QUALIFIED INSTITUTIONAL BUYER IN

          COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, (C) OUTSIDE THE UNITED STATES IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH RULE 904 UNDER THE SECURITIES ACT, OR
          (D) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, AND (3) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM ITS INTEREST IN THIS GLOBAL RECEIPT IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. IN CONNECTION WITH ANY TRANSFER OF ITS INTEREST IN THIS GLOBAL RECEIPT WITHIN THE TIME PERIOD REFERRED TO ABOVE, THE HOLDER MUST CHECK THE APPROPRIATE BOX SET FORTH IN THE REVERSE HEREOF RELATING TO THE MANNER OF SUCH TRANSFER AND SUBMIT THE CERTIFICATE ON THE REVERSE THEREOF TO THE TRUSTEE. AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION", "UNITED STATES" AND "U.S. PERSON" HAVE THE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT. THE INDENTURE CONTAINS A PROVISION REQUIRING THE TRUSTEE TO REFUSE TO REGISTER ANY TRANSFER OF AN INTEREST IN THIS GLOBAL RECEIPT IN VIOLATION OF THE FOREGOING RESTRICTIONS.

          (e) Each Global Receipt may be endorsed with or have incorporated in the text thereof such other legends or recitals or changes not inconsistent with the provisions of this Deposit and Custody Agreement and the Indenture as may be required by the Depositary or DTC or required to comply with any applicable law or regulations or with the rules and regulations of any securities exchange upon which the Senior Notes or interests in such Global Receipt may be listed or to conform with any usage with respect thereto, or to indicate any special limitations or restrictions to which such Global Receipt is subject by reason of the date or manner of issuance of the underlying Global Note or otherwise.

          (f) Neither the Holder nor any Beneficial Owner shall be entitled to any benefits under this Deposit and Custody Agreement nor shall any Global Receipt be valid or obligatory for any purpose, unless such Global Receipt shall have been executed by the Depositary by the manual or facsimile signature of a duly authorized signatory of the Depositary. If the Global Receipt bears the facsimile signature of a duly authorized signatory of the Depositary who was at any time a proper signatory of the Depositary, it shall bind the Depositary, notwithstanding that such signatory has ceased to hold such office prior to the execution and delivery of such Global Receipt by the Depositary.

          (g) It shall be a condition of Global Receipts, and every successive Holder or Beneficial Owner by holding or beneficially owning a Global Receipt shall be deemed to have consented and agreed, that title to such Global Receipt, when properly endorsed or accompanied by proper instruments of transfer, is transferable by delivery with the same effect as in the case of a negotiable instrument; provided, however, that the Depositary, notwithstanding any notice to the contrary, may treat the Holder as the absolute owner thereof for the purpose of determining the person entitled to payments on such Global Receipt under the Deposit and Custody Agreement or to any notices provided for in the Deposit and Custody Agreement and for all other purposes.

          SECTION 2.03.  Book-entry System. (a)  DTC has accepted the Global
                         -----------------
Receipts for entry into its book-entry settlement system. Each Beneficial Owner must rely upon the procedures of DTC and institutions having accounts with DTC to exercise or be entitled to any rights of a Holder. So long as the Global Receipts are traded through DTC's book-entry system, ownership of Book-Entry Interests shall be shown in, and the transfer of such ownership shall be effected only through, records maintained by (i) DTC or its nominees or (ii) institutions that have accounts with DTC.

          (b) The Global Receipts shall be issuable to DTC or its nominee. No Beneficial Owner shall be entitled to receive a Global Receipt, and such Beneficial Owner's interest in such Global Note shall be shown only in accordance with the procedures of DTC as set forth above.

          SECTION 2.04.  Transfer of Global Receipts.  The Depositary shall
                         ---------------------------
maintain the Register in which any permitted transfer of a Global Receipt shall be registered. The person in whose name a Global Receipt is registered on the Register shall be the "Holder" of such Global Receipt for the purposes of this Deposit and Custody Agreement. So long as a Global Receipt is registered in the name of DTC or its nominee, the Depositary shall treat DTC as the absolute owner thereof for all purposes whatsoever and shall not be bound or affected by any notice to the contrary, other than an order of a court having jurisdiction over the Depositary. The Depositary shall not recognize any transfer, exchange or payment in respect of a Global Receipt except in accordance with this Section
2.04 and the legend set forth in Section 2.01 hereof. The Depositary shall not recognize any transfers of a Global Receipt except to a successor of DTC which is (i) a clearing agency registered under the Exchange Act and (ii) approved by the Issuer, or to another nominee of DTC.

          Transfers of a Global Receipt may be registered on the books of the Depositary by the Holder in person or its duly authorized attorney upon surrender of such Global Receipt to the Depositary at its Corporate Trust Office accompanied by proper instruments of transfer and duly stamped as may be required by applicable law, provided that such Global Receipt may only be transferred in accordance with the terms hereof.

          Transfers of interest between the Restricted Global Receipt and the Regulation S Global Receipt may only take place under circumstances where the Trustee would be entitled to register transfers between the Restricted Global Note and the Regulation S Global Note as set forth in Section 2.12 of the Indenture.

          SECTION 2.05.  Issuance of Definitive Notes In Respect of the Senior
                         -----------------------------------------------------
Notes. (a)   If an Event of Default (as defined in the Indenture) has occurred
-----
and is continuing, upon receipt by the Depositary at its Corporate Trust Office of written instructions from the Holder requesting the issuance of Definitive Senior Notes in respect of a portion of a Global Note, the Depositary shall, on behalf of the Custodian, request in accordance with Section 2.6 of the Indenture that the Issuer issue, and the Trustee authenticate, Definitive Senior Notes in the amounts and registered in the names specified in the request.

          (b)  The Depositary and the Custodian acknowledge that if at any time
(i) DTC notifies the Issuer and the Depositary that it is unwilling or unable to continue as Holder or if at any time it ceases to be a clearing agency registered under the Exchange Act, and in either case a successor Holder registered as a clearing agency under the Exchange Act is not appointed by the Issuer within 90 days of such notification, or (ii) the Custodian or the Depositary, as the case may be, notifies the Trustee and the Issuer in accordance with Section 4.06 hereof that it is unwilling or unable to continue as Custodian or Depositary, as the case may be, and no successor Custodian or Depositary, as the case may be, is appointed by the Issuer within 90 days of such notification or (iii) the Issuer determines Definitive Senior Notes shall be issued, then the Issuer shall issue, and the Trustee shall authenticate, Definitive Senior Notes registered in the name or names of such person or persons as the Depositary shall instruct the Trustee on behalf of the Custodian. The Depositary agrees to promptly provide such information to the Trustee as is provided to the Depositary by the Holder.

          (c) The Depositary agrees to promptly notify the Custodian and the Trustee of any request by the Holder for the issuance of Definitive Senior Notes. The Custodian agrees that in connection with any request for the issuance of Definitive Senior Notes as contemplated by this Section 2.05, upon notice by the Depositary, it will promptly surrender the Global Note underlying such Holder's Global Receipt to the Trustee who shall cause an adjustment to be made to such Global Note such that the aggregate principal amount of such Global Note shall be reduced by the principal amount of the Definitive Senior Notes issued pursuant to such request and shall thereafter return such Global Note (as so adjusted) to the Custodian. Upon the issuance of Definitive Senior Notes as set forth above, such Global Receipt shall automatically represent beneficial ownership of 100% of the underlying Global Note, as adjusted to reflect the reduction in aggregate principal amount; provided, however, that DTC, in its discretion (a) may request that the Depository issue a new Global Receipt or (b) may make an appropriate notation on such Global Receipt indicating the date and amount of such reduction in principal. The Depositary and the Custodian acknowledge and agree that in the event that Definitive Senior Notes are issued in respect of 100% of the outstanding principal amount of the Senior Notes, underlying Global Note and Global Receipt shall be automatically cancelled and the Custodian agrees to surrender such Global Note to the Trustee.

          (d) Exchanges of Book-Entry Interests for Definitive Senior Notes pursuant to this Section 2.05 shall be made free of any fees of the Depositary to the Holder.

          SECTION 2.06.  Transfer of Global Note.  The Custodian agrees to hold
                         -----------------------
the Global Notes in custody for the benefit of the Depositary, the Holder and the Beneficial Owners. The Custodian agrees that it will not transfer or lend a Global Note or any interest therein except that the Custodian may transfer a Global Note to a successor custodian which is a branch of a United States bank located outside of the United States and outside of the United Kingdom which has been approved by the Issuer and the Depositary. The Custodian shall surrender a Global Note to the Trustee (i) if it notifies the Trustee and the Issuer under
Section 4.06 hereof that it desires to resign as Custodian and no successor custodian has been appointed by the Issuer (which appointment is subject to the approval of the Depositary, which shall not unreasonably withhold such approval) within 90 days of such notification or (ii) if the Depositary notifies the Trustee and the Issuer under Section 4.06 hereof that it desires to resign as Depositary and no successor depositary has been appointed by the Issuer (which appointment is subject to the approval of the Trustee, which shall not unreasonably withhold such approval) within 90 days of such notification. In the case of clauses (i) and (ii) of the preceding sentence, the Depositary agrees that after either of such 90 day periods it will, on behalf of the Custodian, promptly notify the Trustee and request the Issuer to issue, and the Trustee to authenticate, Definitive Senior Notes in the names and denominations as the Holder shall specify in accordance with Section 2.6 of the Indenture, and the Custodian agrees that in such event it will promptly surrender the Global Notes to the Trustee in connection with such exchange and that such Global Notes will be cancelled upon issuance of such Definitive Senior Notes.

          SECTION 2.07.  Replacement of Global Receipts; Mutilated, Destroyed,
                         -----------------------------------------------------
Lost or Stolen Global Receipt.  In case a Global Receipt shall be mutilated,
-----------------------------
destroyed, lost or stolen, the Depositary shall execute and deliver a new Global Receipt of like tenor, in exchange and substitution for such mutilated Global Receipt upon cancellation thereof, or in lieu of and in substitution for the destroyed or lost or stolen Global Receipt, upon the Holder thereof filing with the Depositary (a) a request for such execution and delivery before the Depositary has notice that such Global Receipt has been acquired by a bona fide
                                                                      ---- ----
purchaser and (b) a sufficient indemnity bond, and satisfying any other reasonable requirements imposed by the Depositary.

          All expenses and charges associated with procuring such indemnity and with the preparation, execution and delivery of a new Global Receipt shall be borne by the Holder.


                                  ARTICLE III

                               The Global Notes

          SECTION 3.01.  Payments in Respect of the Global Note.  (a)  For so
                         --------------------------------------
long as the Custodian shall hold the Global Notes, the Custodian will direct the Issuer to make all payments in respect of the Global Notes to the Trustee, on behalf of the Custodian. The Custodian and the Depositary hereby direct that, for so long as the Custodian shall hold the Global Notes, whenever the Trustee (or paying agent under the Indenture) shall receive any payment of principal, premium or interest in respect of such Global Notes (including any Additional Amounts, as defined in the Indenture), whether in connection with any redemption, repurchase, declaration of acceleration or otherwise, the Trustee or paying agent shall, on behalf of the Custodian and the Depositary, promptly make such payments directly to the Holder on or before the payment date for such Global Receipt. The payment date for the Global Receipt for the payment of principal of and any premium and interest shall be the same date as the payment date for the underlying Global Note. So long as DTC or its nominee is the Holder, such payments shall be made in accordance with the Letter of Representations.

          (b) If at any time the Custodian or the Depositary shall receive any payment of principal, premium or interest in respect of a Global Note (including any Additional Amounts), the Custodian or the Depositary shall promptly make such payments to the Holder of the Global Receipt representing such Global Note.

          (c) The Depositary or the Custodian will forward to the Issuer or its agent such information from its records as the Issuer may reasonably request to enable the Issuer or its agent to file necessary reports with governmental agencies, and either the Depositary or the Custodian or its agent may (but shall not be required to) file any such reports necessary to obtain benefits under any applicable tax treaties for the Holder or the Beneficial Owners.

          SECTION 3.02.  Redemption or Repurchase.  In the event that the Issuer
                         ------------------------
exercises any right of redemption with respect to, or the Issuer or Bermuda Holdings exercises any right to repurchase, a Global Note in whole or in part, as the case may be, the Custodian, upon notice by the Depositary, will promptly surrender such Global Note to the Trustee who shall cause an adjustment to be made to such Global Note such that the aggregate principal amount of such Global Note shall be reduced by the amount of such redemption or repurchase, as the case may be, and shall thereafter return such Global Note (as so adjusted) to the Custodian and thenceforth the Global Receipt representing such Global Note shall automatically represent beneficial ownership of 100% of the Global Note, as adjusted to reflect the reduction in aggregate principal amount; provided, however, that DTC, in its discretion, (a) may request that the Depository issue a new Global Receipt or (b) may make an appropriate notation on such Global Receipt indicating the date and amount of such reduction in principal.

          SECTION 3.03.  Record Date.  Whenever any payment is to be made in
                         -----------
respect of a Global Note, or the Custodian shall receive notice of any action to be taken by the holder of a Global Note or whenever the Depositary otherwise deems it appropriate in respect of any other matter, the Depositary shall fix a record date for the determination of the Holder who shall be entitled to receive such payment or to take such action or to act in respect of any such matter; provided, however, that the Custodian agrees to forward promptly to the Depositary any such payments or notices, as the case may be, received by it. Subject to the provisions of this Deposit and Custody Agreement, only the Holder who is registered on the Register at the close of business on such record date shall be entitled to receive any such payment, to give instructions as to such action or to act in respect of any such matter. The Depositary, to the extent practicable, shall, not less than 15 days prior to such record date, provide the Holder with written notice of such record date.

          SECTION 3.04.  Action in Respect of Global Note.  As soon as
                         --------------------------------
practicable after receipt by the Custodian of notice of any solicitation of consents or request for a waiver or other action by the holder of a Global Note pursuant to the Indenture, the Custodian shall direct the Depositary to mail to the Holder a notice containing (a) such information as is contained in such notice, (b) a statement that the Holder at the close of business on a specified record date (established in accordance with Section 3.03 hereof) will be entitled to instruct the Depositary as to the consent, waiver or other action, if any, pertaining to such Global Note and (c) a statement as to the manner in which such instructions may be given. Upon the written request of the Holder, received on or before the date established by the Depositary for such purpose, the Depositary shall cause the Custodian to endeavor insofar as practicable and permitted under the provisions of or governing such Global Note to take such action regarding the requested consent, waiver or other action in respect of such Global Note in accordance with any instructions set forth in such request. Neither the Depositary nor the Custodian shall itself exercise any discretion in the granting of consents, waivers or taking other such action in respect of a Global Note.

          SECTION 3.05.  Changes Affecting Global Note.  Upon any
                         -----------------------------
recapitalization, reorganization, merger or consolidation or sale of assets affecting Bermuda Holdings or the Issuer or to which Bermuda Holdings or the Issuer is a party, any securities which shall be received by the Custodian in exchange for or in conversion of or in respect of a Global Note shall be treated as a new Global Note under this Deposit and Custody Agreement and the Global Receipt representing such Global Note shall thenceforth represent beneficial ownership of 100% of the principal amount of such new Global Note so received; provided, however, that DTC, in its discretion, (a) may request the Depositary to issue and authenticate a new Global Receipt or (b) may make an appropriate notation on such Global Receipt indicating the date and amount of such reduction in principal.

          SECTION 3.06.  Surrender of Global Receipt.  In the event of the
                         ---------------------------
redemption or repurchase in full of all the Senior Notes represented by a Global Note, or the exchange of all the Senior Notes so represented for Definitive Senior Notes, in each case as referred to in this Deposit and Custody Agreement, then the Global Receipt representing such Global Note shall become void and the Holder shall surrender such Global Receipt to the Depositary for cancellation.

          SECTION 3.07.  Reports.  The Depositary shall make available for
                         -------
inspection by the Holder at the Depositary's Corporate Trust Office any notices, reports and other communications received from the Issuer which are received by the Custodian as holder of the Global Notes. The Depositary shall send promptly to the

Holder copies of such notices, reports and other communications furnished by the Issuer and received by the Custodian, as holder of the Global Notes.


                                  ARTICLE IV

                       The Custodian and the Depositary

          SECTION 4.01.  Prevention or Delay in Performance by the Custodian
                         ---------------------------------------------------
and the Depositary.  Neither the Custodian nor the Depositary shall incur any
------------------
liability to any Holder, any Beneficial Owner or any other person hereunder or in connection herewith if (i) by reason of any provision of any present or future law or regulation, of any governmental or regulatory authority or securities exchange, or by any reason of any act of God or war or other circumstance beyond the control of the Custodian or the Depositary, the Custodian or the Depositary shall be prevented or forbidden from doing or performing any act or thing which the terms of this Deposit and Custody Agreement provide shall be done or performed, (ii) by reason of any non-performance or delay, caused as aforesaid, in the performance of any act or thing which the terms of this Deposit and Custody Agreement provide shall or may be done or performed, and (iii) by reason of any exercise of or failure to exercise, in good faith any discretion provided for in this Deposit and Custody Agreement. Should the Custodian or the Depositary receive any payment in respect of a Global Note and be unable pursuant to the foregoing to distribute such payment to the Holder due to any reason described in this Section 4.01, the Depositary or the Custodian, as the case may be, shall, if practicable, promptly return such payment to the Issuer, and provide written notice of the reason for the inability to distribute such payment.

          SECTION 4.02   Compliance with Letter of Representations.  The
                         -----------------------------------------
Depositary agrees to use its best efforts to comply with all of the provisions pertaining to it set forth in the Letter of Representations so long as DTC or its nominee is the Holder.

          SECTION 4.03.  Event of Default or Default.  Upon the occurrence of an
                         ---------------------------
Event of Default or a Default (as defined in the Indenture) in respect of a Global Note, or in connection with any other right of the Holder under the Indenture or this Agreement, if requested in writing by the Holder, the Custodian and the Depositary shall take such action as shall be requested in such notice in respect of such Global Note, provided the Custodian and the Depositary shall not be required to take any such action unless the Holder shall have offered to the Custodian and the Depositary reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request. Neither the Depositary nor the Custodian shall itself exercise any discretion in the taking of action in respect of a Global Note.

          SECTION 4.04   Charges of Custodian and Depositary.  The Issuer and
                         -----------------------------------
Bermuda Holdings agree to promptly pay to the Custodian and the Depositary such compensation as shall be agreed upon from time to time by the Issuer and Bermuda Holdings, on the one hand, and the Custodian and Depositary, respectively, on the other hand, for all services rendered by the Custodian and the Depositary, respectively, and to reimburse the Custodian and the Depositary for reasonable out of pocket expenses incurred in connection with the preparation and delivery of this Deposit and Custody Agreement and the performance of their respective duties hereunder (including the reasonable fees and expenses of their respective counsel). The obligations of the Issuer and Bermuda Holdings under this Section
4.04 shall survive the termination of this Deposit and Custody Agreement. Neither the Depositary nor the Custodian shall be responsible for: (1) taxes and other government charges and (2) such registration fees as may from time to time be in effect, in each case for the registration of transfers of interest in a Global Receipt.

          SECTION 4.05   Duties and Liabilities of Custodian and Depositary.
                         --------------------------------------------------
Neither the Custodian nor the Depositary shall be liable under this Deposit and Custody Agreement, other than by reason of bad faith or negligence in the performance of such duties as are set forth in or arise pursuant to this Deposit and Custody Agreement. Neither the Custodian nor the Depositary shall be liable for any damages resulting from the transfer or delivery of a Global Note in accordance with the terms of this Deposit and Custody Agreement. Neither the Custodian nor the Depositary shall be liable for any action or inaction by it done in good faith in reliance upon the advice of its accountants or legal counsel. The Custodian and the Depositary may request and rely and shall be protected in acting in reliance upon any written notice, request, direction or other document believed by it to be genuine and to have been signed or presented by the proper party or parties.

          SECTION 4.06.  Resignation or Removal of Depositary or Custodian. (a)
                         -------------------------------------------------
The Depositary may at any time resign as Depositary hereunder by written notice of its election so to do delivered to the Trustee and the Issuer, such resignation to take effect upon the appointment by the Issuer of a successor depositary (which appointment is subject to the approval of the Trustee, which shall not unreasonably withhold such approval) and its acceptance of such appointment as hereinafter provided. If at the end of 90 days after delivery of such notice, no successor depositary has been appointed or accepted such appointment, the Depositary may terminate this Deposit and Custody

Agreement provided that such termination shall not be effective unless and until Definitive Senior Notes shall have been issued in accordance with Section 2.05.

          (b) The Custodian may at any time resign as Custodian hereunder by written notice of its election so to do delivered to the Depositary, the Trustee and the Issuer, such resignation to take effect upon the appointment by the issuer of a successor custodian (which appointment is subject to approval by the Depositary) and its acceptance of such appointment as hereinafter provided and the transfer of each Global Note as set forth in Section 2.06. If at the end of 90 days after delivery of such notice, no successor custodian has been appointed or accepted such appointment, the Custodian may request in accordance with
Section 2.05 that Definitive Senior Notes be issued and upon the issuance of such Definitive Senior Notes, may terminate this Deposit and Custody Agreement.

          (c) In the event that the Issuer determines that it would become obligated to pay any amount in respect of any deduction or withholding for any taxes or other governmental charges under Section 4.08, the Depositary or the Custodian may be removed by the Issuer by written notice of such removal effective upon the appointment of a successor depositary or successor custodian, as the case may be, and its acceptance of such appointment as herein provided.

          (d) Every successor depositary or successor custodian shall execute and deliver to its predecessor, the Issuer and, in the case of a successor custodian, the Depositary, and in the case of a successor depositary, the Custodian, an instrument in writing accepting its appointment hereunder, and thereupon such successor depositary or successor custodian, without any further act or deed, shall become fully vested with all the rights, powers, duties and obligations of its predecessor.

          (e) Any corporation into or with which the Depositary or the Custodian, as the case may be, may be merged or consolidated shall be the successor of the Depositary or the Custodian, as the case may be, without the execution or filing of any document or of any further act.

          SECTION 4.07.  Obligations of the Depositary and the Custodian.
                         -----------------------------------------------
Neither the Depositary nor the Custodian makes any representation or warranty and neither shall at any time have any responsibility for, or liability or obligation in respect of, the legality, validity, binding effect, adequacy or enforceability of the Global Notes, the performance and observance by the Issuer or Bermuda Holdings of its obligations under the Global Notes or the recoverability of any sum of interest, arrears of interest, premium or principal due or to become due from the Issuer or Bermuda Holdings in respect of the Global Notes.

          Neither the Depositary nor the Custodian shall at any time have any responsibility for, or obligation or liability in respect of, the financial condition, creditworthiness, affairs, status or nature of the Issuer or Bermuda Holdings.

          Neither the Depositary nor the Custodian shall at any time be liable for any act, default or omission of the Issuer or Bermuda Holdings under or in respect of the Global Notes.

          Payments in respect of the Global Receipts will only be made to the extent of any amounts actually received by or on behalf of the Depositary in respect of the underlying Global Note.

          Neither the Depositary nor the Custodian shall be required to give notice to the Issuer or Bermuda Holdings or the Holder that a Global Note is repayable or that any Default or Event of Default in relation to the Global Notes has occurred pursuant to Article 4 of the Indenture or take any proceedings to enforce payment under the Indenture, except as expressly provided otherwise in this Deposit and Custody Agreement.

          Neither the Depositary nor the Custodian shall be under any obligation to exercise in favor of the Holder any rights of set-off or of bankers' lien or of counterclaims that may arise out of any other transaction between the Issuer, Bermuda Holdings, the Depositary or the Custodian.

          Neither the Depositary nor the Custodian shall be under any obligation to appear in, prosecute or defend any action, suit or other proceeding in respect of either a Global Note or in respect of a Global Receipt, or take any other action or omit to take any action under this Deposit and Custody Agreement, which in its opinion may involve it in expense or liability, unless indemnity satisfactory to it against all expense and liability be furnished as often as may be required.

          Neither the Depositary nor the Custodian shall be liable for any acts or omissions made by a successor depositary or a successor custodian, as the case may be, whether in connection with a previous act or omission of the Depositary or the Custodian, as the case may be, or in connection with a matter arising wholly after the removal or resignation of the Depositary or the Custodian, as the case may be, provided that the Depositary or the Custodian, as the case may be, exercised its good faith and reasonable care while it acted as Depositary or Custodian.

          Neither the Depositary nor the Custodian shall have any liability for the calculation, timing or appropriateness of any interest, arrears of interest, principal, premium, if any, or other payment or distribution to be made in connection with the Global Notes, and the Issuer shall have sole liability therefor, provided that the Depositary and the Custodian shall each be liable for its own negligence or bad faith in connection with the foregoing.

          Neither the Depositary nor the Custodian shall be under any liability for interest on, or any obligation to invest or segregate, any monies at any time received by each of them pursuant to the terms and conditions of this Deposit and Custody Agreement.

          Each of the Depositary and the Custodian may own and deal in any class of securities of the Issuer and its affiliates and in interests in the Global Receipts.

          Each of the Depositary and the Custodian may enter into other dealings with the Issuer and its affiliates of any nature whatsoever.

          Subject to the approval of the Issuer, the Custodian may appoint a sub-custodian to hold any or all of the Global Notes on its behalf.

          SECTION 4.08.  Taxes.  If any tax or other governmental charge shall
                         -----
be required to be deducted or withheld from the distribution in respect of a Global Receipt by the Custodian to the Depositary or the Depositary to the Holder of any payments of principal of and any premium and interest on the underlying Global Note, each of the Issuer and Bermuda Holdings agrees that it shall pay or cause to be paid such additional amounts as may be necessary in order that the net amounts distributed to the Holder, after such deduction or withholding, shall equal the amounts which were paid on such Global Note. The Issuer shall promptly notify in writing the Depositary and the Custodian should any deduction or withholding be required on behalf of the Issuer from the distribution in respect of the Global Receipt representing such Global Note. Neither the Depositary nor the Custodian shall be deemed to have any notice of any required deduction or withholding prior to the receipt of such notice.

          SECTION 4.09.  Indemnification. (a)  The Issuer and Bermuda Holdings
                         ---------------
shall indemnify the Custodian and the Depositary, and any of their respective agents, officers, directors or employees for, and hold them harmless against any

Liability (as defined below) incurred (including the reasonable fees, expenses and disbursements of its counsel), other than liability or expense resulting from its or their own negligence or bad faith, arising out of or in connection with the acceptance, administration and performance of their respective powers and duties hereunder. Without limiting the generality of the foregoing, except as provided herein, neither the Custodian nor the Depositary shall have any duty or responsibility for and shall not be deemed to have been negligent with respect to, and the Issuer shall indemnify and hold harmless the Custodian and the Depositary against, any claim (i) that a Global Note is not genuine or (ii) that disclosure with respect to applicable laws was not made in connection with the offering of the Senior Notes. Notwithstanding any provisions of this Deposit and Custody Agreement to the contrary, the obligations of the Issuer to indemnify the Custodian and the Depositary under this Section 4.09 shall survive the termination of this Deposit and Custody Agreement.

          (b) In case any claim shall be made or action brought against the Custodian or the Depositary for any reason for which indemnity may be sought against the Issuer or Bermuda Holdings as provided above, the Custodian or the Depositary shall promptly notify the Issuer and Bermuda Holdings in writing setting forth the particulars of such claim or action and the Issuer or Bermuda Holdings may assume the defense thereof. In the event that the Issuer or Bermuda Holdings assumes the defense, the Custodian and the Depositary shall have the right to retain separate counsel in any such action but shall bear the fees and expenses of such counsel unless (i) the Issuer or Bermuda Holdings shall have specifically authorized the retaining of such counsel at its expense or (ii) the parties to such suit include the Custodian or the Depositary and the Issuer or Bermuda Holdings, and the Custodian or the Depositary, as the case may be, has been advised in writing by such counsel that one or more legal defenses may be available to it which may not be available to the Issuer or Bermuda Holdings. Each of the Custodian and the Depositary agrees to give all assistance reasonably required in connection with the conduct of any such claim or action, including permitting proceedings to be brought in its name. The Custodian and the Depositary shall not compromise or settle any claim or action hereunder or in connection with the Global Notes or the Global Receipts without the prior written consent of the Issuer.

          (c) As used in this Section 4.09, the term "Liability" shall include any losses, claims, damages, expenses (including without limitation the Custodian's or the Depositary's respective reasonable costs and expenses in defending itself against any losses, claims or investigations of any nature whatsoever) or other liabilities, joint or several, arising for any reason under this Deposit and Custody Agreement.

          (d)  The obligations of the Issuer and Bermuda Holdings under this
Section 4.09 shall be in addition to any liability which either may otherwise have and shall extend, upon the same terms and conditions, to each officer, director, employee and agent of the Custodian or the Depositary and to each person, if any, who controls the Custodian or the Depositary.

          (e) The obligations set forth in Section 4.04 and this Section 4.09 shall survive the termination of this Deposit and Custody Agreement.


                                   ARTICLE V

                           Amendment and Termination

          SECTION 5.01.  Amendment.  (a)  Subject to the provisions of this
                         ---------
Section 5.01, this Deposit and Custody Agreement and the form of Global Receipt may be amended with the written approval of the parties hereto in writing.

          (b) The consent of the Holder shall not be required in connection with any amendment (i) to cure any formal defect, omission, inconsistency or ambiguity in this Deposit and Custody Agreement, (ii) to add to the covenants and agreements of the Custodian, the Depositary, the Issuer or Bermuda Holdings,
(iii) to effectuate the assignment of the Custodian's or the Depositary's rights and duties hereunder to a qualified successor as provided herein, (iv) to comply with the Securities Act, the Exchange Act or the U.S. Investment Company Act of 1940, as from time to time amended, or (v) to modify, alter, amend or supplement this Deposit and Custody Agreement in any other respect not inconsistent herewith which, in the opinion of counsel acceptable to the Issuer and the Depositary, is not adverse to the Holder. Except for the amendments made pursuant to clauses (i) through (v) above, no amendment which adversely affects the Holder may be made to this Deposit and Custody Agreement or the form of Global Receipt without the consent of the Holder.

          SECTION 5.02.  Termination.  The Depositary shall at any time at the
                         -----------
direction of the Issuer or Bermuda Holdings terminate this Deposit and Custody Agreement by mailing a notice of such termination to the Holder and requesting, on behalf of the Custodian in accordance with Section 2.6 of the Indenture, that the Issuer issue, and the Trustee authenticate, Definitive Senior Notes to the persons and in the amounts as specified by the Holder. Upon the issuance of such Definitive Senior Notes, in an aggregate principal amount equal to the aggregate principal amount of Senior Notes outstanding, this Deposit and Custody Agreement shall terminate.

                                  ARTICLE VI

                                 Miscellaneous

          SECTION 6.01.  Governing Laws.  This Deposit and Custody Agreement
                         --------------
and the Global Receipts shall be governed by the laws of the State of New York, without regard to the conflict of laws provisions therein.

          SECTION 6.02.  Assignment.  The rights and obligations of the parties
                         ----------
to this Deposit and Custody Agreement may not be assigned except that the Depositary or the Custodian shall assign its rights and procure assumption of its obligations hereunder to and by a successor depositary or successor custodian, as the case may be, appointed in accordance with the terms hereof.

          SECTION 6.03.  Counterparts.  This Deposit and Custody Agreement may
                         ------------
be executed in any number of counterparts by the parties hereto on separate counterparts, each of which, when so executed and delivered, shall be deemed an original, but all such counterparts shall together constitute one and the same instrument.

          SECTION 6.04.  Severability.  In case any one or more of the
                         ------------
provisions contained in this Deposit and Custody Agreement or in a Global Receipt should be or become invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein or therein shall in no way be affected, prejudiced or disturbed thereby.

          SECTION 6.05.  Notices.  Notices hereunder shall be mailed or
                         -------
delivered as follows:

          To the Depositary:

               The Chase Manhattan Bank
               450 West 33rd Street
               15th Floor
               New York, New York 10001

               Attention:  Corporate Trust Administration
               Telephone No.:      212-946-3352
               Telecopy No.:       212-946-8177

          To the Custodian:

               Chase Manhattan Bank Luxembourg S.A.
               5 rue Plaetis
               L-2338, Luxembourg

               Attention:  Corporate Trust Department
               Telephone No.:      011-352-46-268-5223
               Telecopy No.:       011-352-46-268-5380

          To the Issuer:

               Terra Nova Insurance (UK) Holdings plc
               Terra Nova House
               41-43 Mincing Lane
               London EC3R 7SP Great Britain

               Attention:  Company Secretary
               Telephone No.:      011-44-171-283-3000
               Telecopy No.:       011-44-171-283-1749

          To Bermuda Holdings:

               Terra Nova (Bermuda) Holdings Ltd.
               Richmond House, 2nd Floor
               12 Par-La-Ville Road
               Hamilton HM 08, Bermuda

               Attention:  Secretary
               Telephone No.:      809-292-7731
               Telecopy No.:       809-292-7572

          To the Trustee:

                 The Chase Manhattan Bank
                 450 West 33rd Street
                 15th Floor
                 New York, New York 10001

                 Attention: Corporate Trust Administration
                 Telephone No.:       212-946-3352
                 Telecopy No.:        212-946-8177


or as to each party at such other address as shall be designated by such party in a written notice to the other parties. Any communication so addressed and mailed or delivered to the Depositary, the Custodian, the Trustee, Bermuda Holdings or the Issuer shall be deemed to be given when received.

          SECTION 6.06.  Section Headings. The section headings in this Deposit
                         ----------------
and Custody Agreement are for convenience of reference only and shall not be deemed to alter or affect any provision hereof.

          SECTION 6.07.  Third Party Beneficiaries.  This Deposit and Custody
                         -------------------------
Agreement is for the exclusive benefit of the parties hereto and shall not be deemed to give any legal or equitable right, remedy or claim whatsoever to any other person; provided, however, that the Holder and any Beneficial Owner shall be intended third party beneficiaries of this Deposit and Custody Agreement.

          IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of the date first written above.

                              THE CHASE MANHATTAN BANK,
                              as Depositary

                              By:_______________________________________________


                              CHASE MANHATTAN BANK LUXEMBOURG S.A.,
                              as Custodian

                              By:_______________________________________________


                              TERRA NOVA INSURANCE (UK) HOLDINGS PLC


                              By:_______________________________________________


                              TERRA NOVA (BERMUDA) HOLDINGS LTD.

                              By:_______________________________________________

                              THE CHASE MANHATTAN BANK,
                              as Trustee

                              By:_______________________________________________

                                                                       Exhibit A
                                                                       ---------

                      [FORM OF RESTRICTED GLOBAL RECEIPT]

UNLESS THIS GLOBAL RECEIPT IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION, TO THE DEPOSITARY UNDER THE DEPOSIT AND CUSTODY AGREEMENT DATED AS OF AUGUST 26, 1997 AMONG THE CHASE MANHATTAN BANK AS DEPOSITARY, CHASE MANHATTAN BANK LUXEMBOURG S.A., AS CUSTODIAN, THE CHASE MANHATTAN BANK AS TRUSTEE, TERRA NOVA INSURANCE (UK) HOLDINGS PLC, AND TERRA NOVA (BERMUDA) HOLDINGS LTD FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY GLOBAL RECEIPT ISSUED IS REGISTERED IN THE NAME CEDE & CO., OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, AND ANY PAYMENT IS MADE TO CEDE & CO. OR SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL IN AS MUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS GLOBAL RECEIPT HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF U.S. PERSONS EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) OR (B) IT IS NOT A U.S. PERSON AND IS ACQUIRING ITS INTEREST IN THIS GLOBAL RECEIPT IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH REGULATION S UNDER THE SECURITIES ACT, (2) AGREES THAT IT WILL NOT RESELL OR OTHERWISE TRANSFER ITS INTEREST IN THIS GLOBAL RECEIPT EXCEPT, (A) TO BERMUDA HOLDINGS OR ANY SUBSIDIARY THEREOF, (B) INSIDE THE UNITED STATES TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, (C) OUTSIDE THE UNITED STATES IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH RULE 904 UNDER THE

SECURITIES ACT, OR (D) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, AND (3) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM ITS INTEREST IN THIS GLOBAL RECEIPT IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION", "UNITED STATES" AND "U.S. PERSON" HAVE THE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT. THE INDENTURE CONTAINS A PROVISION REQUIRING THE TRUSTEE TO REFUSE TO REGISTER ANY TRANSFER OF AN INTEREST IN THIS GLOBAL RECEIPT IN VIOLATION OF THE FOREGOING RESTRICTIONS.

                    THE CHASE MANHATTAN BANK, AS DEPOSITARY

                                GLOBAL RECEIPT

                                 representing

                          7.2% SENIOR NOTES DUE 2007

                             CUSIP NO. 88100D AB 1

                                      of

                    TERRA NOVA INSURANCE (UK) HOLDINGS PLC
                   (Incorporated under the laws of England)

                                 Guaranteed by
                      TERRA NOVA (BERMUDA) HOLDINGS LTD.
                   (Incorporated under the laws of Bermuda)

          THE CHASE MANHATTAN BANK, a New York banking corporation, as depositary (the "Depositary"), hereby certifies that Cede & Co., as the nominee of The Depository Trust Company, is the registered owner of this Global Receipt representing a 100% interest in a global note in bearer form representing $75,000,000 (less the principal amount, if any, of any outstanding Regulation S Global Note (as defined in the Indenture) and any Definitive Senior Notes evidencing such Notes, as reflected in the records of the Trustee) aggregate principal amount of 7.2% Senior Notes due 2007 (the "Senior Notes") of Terra Nova Insurance (UK) Holdings plc (the "Company"), which Senior Notes are fully and unconditionally guaranteed by Terra Nova (Bermuda) Holdings Ltd. (the "Guarantor"). The Senior Notes were issued pursuant to an Indenture (the "Indenture"), dated as of August 26, 1997, among the Company, the Guarantor and The Chase Manhattan Bank, as Trustee.

                                        THE CHASE MANHATTAN BANK,
                                             as Depositary

                                        By:_____________________________________
                                             Authorized Signatory

          The address of the Depositary's office is 450 West 33rd Street, 15th Floor, New York, New York 10001.

                                                                       Exhibit B
                                                                       ---------

                     [FORM OF REGULATION S GLOBAL RECEIPT]

UNLESS THIS GLOBAL RECEIPT IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION, TO THE DEPOSITARY UNDER THE DEPOSIT AND CUSTODY AGREEMENT DATED AS OF AUGUST 26, 1997 AMONG THE CHASE MANHATTAN BANK, AS DEPOSITARY, CHASE MANHATTAN BANK LUXEMBOURG S.A., AS CUSTODIAN, THE CHASE MANHATTAN BANK, AS TRUSTEE, TERRA NOVA INSURANCE (UK) HOLDINGS PLC, AND TERRA NOVA (BERMUDA) HOLDINGS LTD FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY GLOBAL RECEIPT ISSUED IS REGISTERED IN THE NAME CEDE & CO., OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, AND ANY PAYMENT IS MADE TO CEDE & CO. OR SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL IN AS MUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.


                    THE CHASE MANHATTAN BANK, AS DEPOSITARY

                                GLOBAL RECEIPT

                                 representing

                          7.2% SENIOR NOTES DUE 2007

                             CUSIP NO. G87617 AA 7

                                      of

                    TERRA NOVA INSURANCE (UK) HOLDINGS PLC
                   (Incorporated under the laws of England)

                                 Guaranteed by
                      TERRA NOVA (BERMUDA) HOLDINGS LTD.
                   (Incorporated under the laws of Bermuda)

          THE CHASE MANHATTAN BANK, a New York banking corporation, as depositary (the "Depositary"), hereby certifies that Cede & Co., as the nominee of The Depository Trust Company, is the registered owner of this Global Receipt representing a 100% interest in a global note in bearer form representing $75,000,000 (less the principal amount, if any, of any outstanding Restricted Global Note (as defined in the Indenture) and any Definitive Senior Notes evidencing such Notes, as reflected in the records of the Trustee) aggregate principal amount of 7.2% Senior Notes due 2007 (the "Senior Notes") of Terra Nova Insurance (UK) Holdings plc (the "Company"), which Senior Notes are fully and unconditionally guaranteed by Terra Nova (Bermuda) Holdings Ltd. (the "Guarantor"). The Senior Notes were issued pursuant to an Indenture (the "Indenture"), dated as of August 26, 1997, among the Company, the Guarantor and The Chase Manhattan Bank, as Trustee.


                                        THE CHASE MANHATTAN BANK,
                                             as Depositary

                                        By:_____________________________________
                                             Authorized Signatory

          The address of the Depositary's office is 450 West 33rd Street, 15th Floor, New York, New York 10001.

                                                                       Exhibit C
                                                                       ---------

                    [FORM OF EXCHANGE NOTE GLOBAL RECEIPT]

UNLESS THIS GLOBAL RECEIPT IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION, TO THE DEPOSITARY UNDER THE DEPOSIT AND CUSTODY AGREEMENT DATED AS OF AUGUST 26, 1997 AMONG THE CHASE MANHATTAN BANK, AS DEPOSITARY, CHASE MANHATTAN BANK LUXEMBOURG S.A., AS CUSTODIAN, THE CHASE MANHATTAN BANK, AS TRUSTEE, TERRA NOVA INSURANCE (UK) HOLDINGS PLC, AND TERRA NOVA (BERMUDA) HOLDINGS LTD FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY GLOBAL RECEIPT ISSUED IS REGISTERED IN THE NAME CEDE & CO., OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, AND ANY PAYMENT IS MADE TO CEDE & CO. OR SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL IN AS MUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.


                    THE CHASE MANHATTAN BANK, AS DEPOSITARY

                                GLOBAL RECEIPT

                                 representing

                          7.2% SENIOR NOTES DUE 2007

                                      of

                    TERRA NOVA INSURANCE (UK) HOLDINGS PLC
                   (Incorporated under the laws of England)

                                 Guaranteed by
                      TERRA NOVA (BERMUDA) HOLDINGS LTD.
                   (Incorporated under the laws of Bermuda)

          THE CHASE MANHATTAN BANK, a New York banking corporation, as depositary (the "Depositary"), hereby certifies that Cede & Co., as the nominee of The Depository Trust Company, is the registered owner of this Global Receipt representing a 100% interest in a global note in bearer form representing $[_______]* aggregate principal amount of 7.2% Senior Notes due 2007 (the "Senior Notes") of Terra Nova Insurance (UK) Holdings plc (the "Company"), which Senior Notes are fully and unconditionally guaranteed by Terra Nova (Bermuda) Holdings Ltd. (the "Guarantor"). The Senior Notes were issued pursuant to an Indenture (the "Indenture"), dated as of August 26, 1997, among the Company, the Guarantor and The Chase Manhattan Bank, as Trustee.


                                        THE CHASE MANHATTAN BANK,
                                             as Depositary


                                        By:_____________________________________
                                             Authorized Signatory

     The address of the Depositary's office is 450 West 33rd Street, 15th Floor, New York, New York 10001.



_______________________

*    Include aggregate principal amount of Exchange Notes.

                                       2